EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO



                            18 U.S.C. SECTION 1350



                            AS ADOPTED PURSUANT TO



                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Report of Prevention Insurance.com (the "Company") on Form 10-QSB/A for the quarter ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: December 18, 2006		By:   /s/ Scott Goldsmith
				-------------------------
                      		Name: Scott Goldsmith
                       		Title:President and Chief Executive Officer



      A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by Prevention Insurance will be retained by Prevention Insurance and furnished to the Securities and Exchange Commission or its staff upon request.












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